                                                                      EXHIBIT 6

                                MICROBEST, INC.

                        SUMMARY OF FINANCING COMMITMENTS

SEPTEMBER 1999 COMMITMENTS FOR $500,000
Melange Trade Limited, Inc.                                                                     $  200,000
Income Partnership of America                                                                   $  200,000
David H. Siegel Irrevocable Trust                                                               $  100,000
                                                                                                ----------
                                                                                                $  500,000
                                                                                                ----------
JUNE 2000 COMMITMENTS FOR $360,000
Federal Ventures, Inc.                                                                          $   55,000
Proctor Group International, Inc.                                                               $   25,000
Inter-American Management Ltd                                                                   $   50,000
USA Strategic Investors                                                                         $  120,000
American Income Partnership                                                                     $  110,000
                                                                                                ----------
                                                                                                $  360,000
                                                                                                ----------
FEBRUARY 2001 COMMITMENT FOR $1 MILLION
Forward Looking Technologies, Inc                                                               $1,000,000
                                                                                                ----------

                              STOCK PURCHASE AGREEMENTS

August 31, 1999                              Melange Trade Limited, Inc.                        $  150,000
September 30, 1999                           Income Partnership of America                      $  150,000
November 16, 1999                            David H. Siegel Irrevocable Trust                  $   50,000
December 1, 1999                             Melange Trade Limited, Inc.                        $   50,000
January 10, 2000                             American Income Partnership                        $   50,000
February 3, 2000                             David H. Siegel                                    $   50,000
                                                                                                ----------
                                                                                                $  500,000
                                                                                                ----------
June 10, 2000                                Federal Ventures, Inc.                             $   55,000
July 6, 2000                                 Proctor Group                                      $   25,000
July 18, 2000                                Inter American Management                          $   50,000
November 7, 2000                             USA Strategic Investors                            $  120,000
December 12, 2000                            American Income Partnership                        $   35,000
January 8, 2001                              American Income Partnership                        $   75,000
                                                                                                ----------
                                                                                                $  360,000
                                                                                                ----------
                                                                                                $  860,000
                                                                                                ----------
February 7, 2001                             Forward Looking Technologies, Inc.                 $   50,000
February 20, 2001                            Forward Looking Technologies, Inc.                 $  100,000
March 13, 2001                               Forward Looking Technologies, Inc.                 $   50,000
April 4, 2001                                Forward Looking Technologies, Inc.                 $   75,000
May 25, 2001                                 Forward Looking Technologies, Inc.                 $   40,000
June 15, 2001                                Forward Looking Technologies, Inc.                 $   20,000
                                                                                                ----------
                                                                                                $  335,000
                                                                                                ----------

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $200,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: August 16, 1999                     Melange Trade Limited, Inc.
                                           -------------------------------------
                                           Name of Corporation/Trust/Partnership


                                           D. H. Siegel, President
                                           -------------------------------------
                                           Executive Officer


                                           /s/ D. H. Siegel
                                           -------------------------------------
                                           Signature of Executive

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $200,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: August 16, 1999                     Income Partnership of America
                                           -------------------------------------
                                           Name of Corporation/Trust/Partnership


                                           Edward M. Chish, President
                                           -------------------------------------
                                           Executive Officer


                                           /s/ Edward M. Chish
                                           -------------------------------------
                                           Signature of Executive

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $100,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: August 16, 1999                     David H. Siegel Irrevocable Trust
                                           -------------------------------------
                                           Name of Corporation/Trust/Partnership


                                           Maria S. Siegel
                                           -------------------------------------
                                           Executive Officer (Trustee)


                                           /s/ Maria S. Siegel, Trustee
                                           -------------------------------------
                                           Signature of Executive

                                                                Microbest, Inc.


FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $55,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: June 19, 2000                       Federal Ventures, Inc.
                                           -------------------------------------
                                           Name of Corporation/Trust/Partnership


                                           Zirk Engelbrecht, President
                                           -------------------------------------
                                           Executive Officer


                                           /s/ Zirk Engelbrecht
                                           -------------------------------------
                                           Signature of Executive

                                                                Microbest, Inc.


FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $25,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: June 19, 2000                       Proctor Group International, Inc.
                                           -------------------------------------
                                           Name of Corporation/Trust/Partnership


                                           Camille C. Siegel, Vice President
                                           -------------------------------------
                                           Executive Officer


                                           /s/ Camille C. Siegel
                                           -------------------------------------
                                           Signature of Executive

                                                                 Microbest, Inc.

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $50,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: June 19, 2000                       Inter-American Management, LTD
                                           -------------------------------------
                                           Name of Corporation/Trust/Partnership


                                           D. H. Siegel, Attorney In Fact
                                           -------------------------------------
                                           Executive Officer


                                           /s/ D. H. Siegel
                                           -------------------------------------
                                           Signature of Executive

                                                                 Microbest, Inc.

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $120,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: June 19, 2000                       USA Strategic Investors
                                           -------------------------------------
                                           Name of Corporation/Trust/Partnership


                                           Vincent R. Martinelli
                                           -------------------------------------
                                           Executive Officer


                                           /s/ Vincent R. Martinelli
                                           -------------------------------------
                                           Signature of Executive

                                                                 Microbest, Inc.

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $110,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: June 19, 2000                       American Income Partnership
                                           -------------------------------------
                                           Name of Corporation/Trust/Partnership


                                           F. Steve Ginsberg, Vice President
                                           -------------------------------------
                                           Executive Officer


                                           /s/ F. Steve Ginsberg
                                           -------------------------------------
                                           Signature of Executive

                       FORWARD LOOKING TECHNOLOGIES, INC

                             FINANCIAL COMMITMENT
                                FOR $1,000,000
                              TO MICROBEST, INC.

                             TERMS AND CONDITIONS
This memorandum sets forth the terms and conditions between Forward Looking Technologies, Inc. (the purchaser) and Microbest, Inc. (the company) concerning the purchaser's commitment to support the company's missions with its financial resources.

DESCRIPTION:
The company has developed a line of BioCleansing(R) products for foodservice, commercial, industrial and governmental establishments. These products combine proprietary microbial cultures with safe, effective cleansers to provide uncommon results. User safe and "environmentally preferable," the products digest organic soils such as grease, oil, and urine, thereby reducing slip/fall accident risk, eliminating the source of odors, keeping drain line free, and protecting tile and grout. The company was established in 1994 and on March 2, 1998 its common stock began trading on the NASD OTC/BB. The stock currently trades on the National Quotation Bureau's Electronic Quote System, "The Pink Sheets."

THE COMPANY:
Microbest, Inc., is a Minnesota corporation operating in Florida.

INVESTMENT:
The purchaser is committed to invest up to $1,000,000 in the common stock of the company over the period beginning with the signing of this commitment and ending approximately one year thereafter. Following is a tentative timetable for the committed investments:

         Initial funding, February 16, 2001          $150,000
         First installment, March 5, 2001            $100,000
         Second installment, April 2, 2001           $100,000
         Third installment, May 7, 2001               $75,000
         Fourth installment, June 4, 2001             $75,000

The remaining installments will be made as needed over the remainder of the year based on the company's cash flow needs.

LISTING:
The company will reapply for trading on the NASD OTC/BB after its Form 10SB's open points have been cleared by the Securities and Exchange Commission. The submission of the necessary SEC forms is scheduled for April 20, 2001.

SHARES OFFERED AND ISSUE PRICE:

The company will issue shares of its common stock in exchange for the funds invested. The price for the shares to be purchased will be at a discount of 25% to the average closing bid price for the five days prior to the date of purchase, as reported on the exchange on which the common stock is then listed and trading.

ESTIMATED PROCEEDS:
The estimated proceeds of this financial commitment are $1,000,000.

CAPITALIZATION:

         Shares outstanding pre-financing             33,430,926
         Shares to be issued*                          2,500,000
                                                      ----------
         Shares outstanding post-financing*           35,930,926
                                                      ----------

         *Assumes $.40 Price per share

COMMITMENT:
This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4(2) of the Securities Act of 1933 as Rule 144 restricted shares. The shares are not being purchased for subdivision with any one else. There is no present intent to sell or otherwise dispose of the shares.

It is understood that there is presently a limited market for these shares and the shares are being purchased as a long-term investment.

It is understood that the company has no present intent to register the shares, covered by this commitment, under the Securities Act of 1933.

The purchaser is an "Accredited Investor" as that term is defined in Section 2(15) of the Securities Act of 1933.


Dated: February 16, 2001                     Forward Looking Technologies, Inc.

                                                      By /s/ David H. Siegel
                                                        -----------------------
                                                      Name: David H. Siegel
                                                      Title: President

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 353,683 shares of Microbest, Inc., Common Stock at $.4241 per share and encloses $150,000 in full payment.



Dated: August 31, 1999                 PURCHASER


                                       Melange Trade LTD, Inc.
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       D. H. Siegel, President
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ D. H. Siegel
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 559,999 shares of Microbest, Inc., Common Stock at $.2679 per share and encloses $150,000 in full payment.



Dated: September 30, 1999              PURCHASER


                                       Income Partnership of America
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       Edward M. Chish, President
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ Edward M. Chish
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 368,421 shares of Microbest, Inc., Common Stock at $.1357 per share and encloses $50,000 in full payment.



Dated: November 16, 1999               PURCHASER


                                       David H. Siegel Irrevocable Trust
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       Maria S. Siegel
                                       -----------------------------------------
                                       Executive Officer (Trustee)


                                       /s/ Maria S. Siegel, Trustee
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 368,421 shares of Microbest, Inc., Common Stock at $.1357 per share and encloses $50,000 in full payment.



Dated: December 1, 1999                PURCHASER


                                       Melange Trade LTD., Inc.
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       D. H. Siegel, President
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ D. H. Siegel
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 368,421 shares of Microbest, Inc., Common Stock at $.1367 per share and encloses $50,000 in full payment.



Dated: January 10, 2000                PURCHASER


                                       American Income Partnership
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       F. Steve Ginsberg, Vice President
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ F. Steve Ginsberg
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 368,421 shares of Microbest, Inc., Common Stock at $.1357 per share and encloses $50,000 in full payment.



Dated: February 3, 2000                PURCHASER


                                       David H. Siegel
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership



                                       -----------------------------------------
                                       Executive Officer


                                       /s/ David H. Siegel
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 1,231,881 shares of Microbest, Inc., Common Stock at $.045 per share and encloses $55,000 in full payment.



Dated: June 10, 2000                   PURCHASER


                                       Federal Ventures
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       Zirk Engelbrecht, President
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ Zirk Engelbrecht
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 700,000 shares of Microbest, Inc., Common Stock at $.0357 per share and encloses $25,000 in full payment.



Dated: July 6, 2000                    PURCHASER


                                       Proctor Group
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       Camille C. Siegel, Vice President
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ Camille C. Siegel
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 1,400,000 shares of Microbest, Inc., Common Stock at $.0357 per share and encloses $50,000 in full payment.



Dated: July 18, 2000                   PURCHASER


                                       Inter American Management
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       D. H. Siegel, Attorney In Fact
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ D. H. Siegel
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 1,120,000 shares of Microbest, Inc., Common Stock at $.1071 per share and encloses $120,000 in full payment.



Dated: November 7, 2000                PURCHASER


                                       USA Strategic Investors
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       Vincent R. Martinelli, Vice President
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ Vincent R. Martinelli
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 445,455 shares of Microbest, Inc., Common Stock at $.0786 per share and encloses $35,000 in full payment.



Dated: December 12, 2000               PURCHASER


                                       American Income Partnership
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       F. Steve Ginsberg, Vice President
                                       ----------------------------------------
                                       Executive Officer


                                       /s/ F. Steve Ginsberg
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 477,273 shares of Microbest, Inc., Common Stock at $.157 per share and encloses $75,000 in full payment.



Dated: January 8, 2001                 PURCHASER


                                       American Income Partnership
                                       -----------------------------------------
                                       Name of Corporation/Trust/Partnership


                                       F. Steve Ginsberg, Vice President
                                       -----------------------------------------
                                       Executive Officer


                                       /s/ F. Steve Ginsberg
                                       -----------------------------------------
                                       Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 175,000 shares of Microbest, Inc., Common Stock at $.2887 per share and encloses $50,000 in full payment.



Dated: February 7, 2001          PURCHASER


                                 Forward Looking Technologies
                                 ----------------------------------------------
                                 Name of Corporation/Trust/Partnership


                                 Michelle Puentes, Vice President and Secretary
                                 ----------------------------------------------
                                 Executive Officer


                                 /s/ Michelle Puentes
                                 ----------------------------------------------
                                 Signature of Executive


Accepted by Microbest, Inc.


/s/
------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 500,000 shares of Microbest, Inc., Common Stock at $.20 per share and encloses $100,000 in full payment.



Dated: February 26, 2001          PURCHASER


                                  Forward Looking Technologies
                                  ----------------------------------------------
                                  Name of Corporation/Trust/Partnership


                                  Michelle Puentes, Vice President and Secretary
                                  ----------------------------------------------
                                  Executive Officer


                                  /s/ Michelle Puentes
                                  ----------------------------------------------
                                  Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 500,000 shares of Microbest, Inc., Common Stock at $.10 per share and encloses $50,000 in full payment.



Dated: March 13, 2001             PURCHASER



                                  Forward Looking Technologies
                                  ----------------------------------------------
                                  Name of Corporation/Trust/Partnership


                                  Michelle Puentes, Vice President and Secretary
                                  ----------------------------------------------
                                  Executive Officer


                                  /s/ Michelle Puentes
                                  ----------------------------------------------
                                  Signature of Executive


Accepted by Microbest, Inc.


/s/
--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 1,050,000 shares of Microbest, Inc., Common Stock at $.071 per share and encloses $75,000 in full payment.



Dated: April 4, 2001             PURCHASER


                                 Forward Looking Technologies
                                 ----------------------------------------------
                                 Name of Corporation/Trust/Partnership


                                 Michelle Puentes, Vice President and Secretary
                                 ----------------------------------------------
                                 Executive Officer


                                 /s/ Michelle Puentes
                                 ----------------------------------------------
                                 Signature of Executive


Accepted by Microbest, Inc.


--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 329,412 shares of Microbest, Inc., Common Stock at $.121 per share and encloses $40,000 in full payment.



Dated: May 25, 2001               PURCHASER


                                  Forward Looking Technologies
                                  ----------------------------------------------
                                  Name of Corporation/Trust/Partnership


                                  Michelle Puentes, Vice President and Secretary
                                  ----------------------------------------------
                                  Executive Officer


                                  /s/ Michelle Puentes
                                  ----------------------------------------------
                                  Signature of Executive


Accepted by Microbest, Inc.


--------------------------------
Signature of Executive

                                                                 Microbest, Inc.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4(2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 164,706 shares of Microbest, Inc., Common Stock at $.121 per share and encloses $20,000 in full payment.



Dated: June 15, 2001             PURCHASER


                                 Forward Looking Technologies
                                 ----------------------------------------------
                                 Name of Corporation/Trust/Partnership


                                 Michelle Puentes, Vice President and Secretary
                                 ----------------------------------------------
                                 Executive Officer


                                 /s/ Michelle Puentes
                                 ----------------------------------------------
                                 Signature of Executive


Accepted by Microbest, Inc.



------------------------------
Signature of Executive